UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2014 (December 23, 2014)

QUALITY DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24180	59-3239073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 Park Oaks Drive, Suite 200

Tampa, Florida 33610

(Address of principal executive offices including Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 23, 2014, the Board of Directors of Quality Distribution, Inc. (the “Company”) amended the Amended & Restated By-Laws (the “By-Laws”) of the Company. The amendments change the voting standard for the election of directors of the Company from a plurality voting standard to a majority voting standard in uncontested elections. Consequently, in uncontested elections, the number of votes cast in favor of a nominee must exceed the number of votes cast against that nominee’s election for the nominee to be elected. In contested elections where the number of nominees exceeds the number of directors to be elected, the voting standard will continue to be a plurality of votes cast. The amendments also require that each director nominee in an uncontested election tender a contingent letter of resignation to the Board of Directors of the Company, which becomes effective if the director nominee fails to receive the requisite number of votes for re-election at a shareholders meeting and accepted by the Board.

In connection with the adoption of a majority voting standard, the By-Laws were amended to require that the Company be notified of any shareholder nomination for director not less than 90 days nor more than 120 days prior to the date of the annual meeting. However, if less than 90 days’ public notice of the date of the annual meeting is provided by the Company, notice of nominations must be provided to the Company not later than 10 days following the day on which the Company provides notice of the date of the annual meeting. The By-Laws also require that the notice contain information regarding the nominee and the nominating shareholder. Only shareholder nominations in accordance with the procedures in the By-Laws are eligible for election. The amendments to the By-Laws also require that notice of any proposals for other business to be considered at an annual meeting be provided to the Company within the same timeframes as applicable to director nominations. Any notice must contain required information regarding the proponent. Proposals not satisfying these requirements would not be properly brought before the annual meeting.

The By-Laws are otherwise unchanged.

Also in connection with the amendments to the By-Laws, the Company’s Corporate Governance Guidelines were amended to require the Board to consider the contingent resignation of an incumbent director who does not receive a majority of votes in an uncontested election within 90 days following the certification of the shareholder vote and to publicly disclose its decision and its reasons for the decision.

The foregoing provisions will apply to the Company’s 2015 annual meeting of shareholders, which is expected to be held May 28, 2015.

The foregoing description is qualified in its entirety by reference to the Amendment to Amended & Restated By-Laws of the Company, a copy of which is filed as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

3.1	Amendment to Amended and Restated By-Laws of Quality Distribution, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY DISTRIBUTION, INC.
(Registrant)

Dated: December 23, 2014	By:	/s/ John T. Wilson
	Name:	John T. Wilson
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3.1	Amendment to Amended and Restated By-Laws of Quality Distribution, Inc.